UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

September 30, 2005

MONOLITHIC POWER SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51026	77-0466789
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

983 University Avenue, Building A

Los Gatos, California 95032

(Address of principal executive offices) (Zip Code)

(408) 357-6600

(Registrant’s telephone number, including area code)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 30, 2005, Monolithic Power Systems, Inc. (the “Company”) signed an agreement, effective October 1, 2005, to settle the patent litigation commenced by Linear Technology Corporation (“Linear”) at the United States International Trade Commission (ITC). Pursuant to the agreement, the parties agreed to jointly file a motion to terminate the investigation with the ITC.

Item 9.01 Financial Statements and Exhibits

Item 9.01 (a) Inapplicable.

Item 9.01 (b) Inapplicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

October 5, 2005	By:	/s/ Rick Neely
Rick Neely, Chief Financial Officer (Principal Financial and Accounting Officer and Duly Authorized Officer)

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